UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 13, 2024

ESPORTS ENTERTAINMENT GROUP, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-39262	26-3062752
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation or organization)	File Number)	Identification No.)

BLOCK 6,

TRIQ PACEVILLE,

ST. JULIANS STJ 3109

MALTA

(Address of principal executive offices)

356 2713 1276

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	GMBL	OTCQB
Common Stock Purchase Warrants	GMBLW	OTCQB
10.0% Series A Cumulative Redeemable Convertible Preferred Stock	GMBLP	OTC Pink
Common Stock Purchase Warrants	GMBLZ	OTC Pink

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Change in Registrants Certifying Accountant

(a) Previous Independent Accountant

On June 13, 2024, Esports Entertainment Group, Inc. (the “Company”) dismissed Marcum LLP as the Company’s independent registered public accounting firm, effective as of the same date. The decision to dismiss the auditor was recommended and approved by the Company’s Board of Directors and Audit Committee.

The reports of Marcum LLP for the past two fiscal years ended June 30, 2023, did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to any uncertainty, audit scope or accounting principle except with respect to an explanatory paragraph indicating that there was substantial doubt about the Company’s ability to continue as a going concern, as disclosed in the Company’s Annual Report on Form 10-K for the year ended June 30, 2023. During the Company’s two most recent fiscal years and any subsequent interim period up to and including the date of the Company’s dismissal of Marcum LLP, there have been no (i) disagreements with Marcum LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Marcum LLP, would have caused them to make reference thereto in their reports on the financial statements for such periods; or (ii) reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K and the related instructions thereto, except for the material weaknesses described in Item 9A of the Company’s Annual Report on Form 10-K for the year ended June 30, 2023, and as discussed with the management of the Company and the Audit Committee. The Company has authorized Marcum to respond fully to the inquires of any successor auditor on the Company’s ability to continue as a going concern, as disclosed in the Company’s Annual Report on Form 10-K for the year ended June 30, 2023, and the material weaknesses described in Item 9A of the Company’s Annual Report on Form 10-K for the year ended June 30, 2023.

The Company provided Marcum LLP with a copy of this report on Form 8-K prior to its filing with the Securities and Exchange Commission and requested that it furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements contained herein, and if not, stating the respect with which it does not agree. A copy of Marcum LLP’s letter to the Securities and Exchange Commission is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) New Independent Accountant

On June 20, 2024, the Company’s Board of Directors and Audit Committee appointed the firm of TAAD LLP, as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2024, effective as of the same date.

During the two most recent fiscal years and any subsequent interim period, neither the Company, nor anyone on its behalf, consulted with TAAD LLP regarding the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, nor did TAAD LLP provide advice to the Company, either written or oral, that was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue. Further, during the Company’s two most recent fiscal years and subsequent interim period, the Company has not consulted TAAD LLP on any matter that was the subject of a disagreement or a reportable event.

Item 9.01 Financial Statements and Exhibits

Exhibit Number	Exhibit Description
16.1	Letter from Marcum LLP regarding change in certifying accountant dated June 20, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Forward-Looking Statements

The information contained herein includes forward-looking statements, as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally can be identified by words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “plans,” “predicts,” “projects,” “will be,” “will continue,” “will likely result,” and similar expressions. These statements relate to future events or to our strategies, targeted markets, and future financial performance, and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. You should not place undue reliance on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and which could, and likely will, materially affect actual results, levels of activity, performance or achievements. Factors that could cause or contribute to such differences include, but are not limited to, those discussed in our most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q, and those discussed in other documents we file with the SEC including, the timing of deregistration of our securities, our obligations under our secured debt, outstanding preferred stock, as amended, the settlement agreement with the holder of our Series C Preferred Stock and Series D Preferred Stock, and our ability to continue as a going concern. Any forward-looking statement reflects our current views with respect to future events and is subject to these and other risks, uncertainties and assumptions relating to our operations, results of operations, growth strategy and liquidity. We assume no obligation to publicly update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future, unless required by law. The safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 protects companies from liability for their forward-looking statements if they comply with the requirements of such Act.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 20, 2024

ESPORTS ENTERTAINMENT GROUP, INC.

	By:	/s/ Alex Igelman
	Name:	Alex Igelman
	Title:	Chief Executive Officer